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                                                                   Exhibit 10.13

                                     [LOGO]
                          ACTIVE IQ TECHNOLOGIES, INC.

                         EMPLOYEE STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT is made and entered into as of January 7, 2002 between D. Bradly Olah ("Employee") and Active IQ Technologies, Inc., a Minnesota corporation (the "Company").


                                   BACKGROUND

     Employee has either been hired to serve as an employee of the Company or the Company desires to induce Employee to continue to serve the Company as an employee, and the Company desires to issue to Employee an option to purchase common stock of the Company pursuant to the Company's 1999 Stock Option Plan (the "Plan").

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Incorporation by Reference. The terms and conditions of the Plan, a copy of which has been delivered to Employee, are hereby incorporated herein and made a part hereof by reference as if set forth in full. In the event of any conflict or inconsistency between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall govern and control.

     2. Grant of Option; Purchase Price. Subject to the terms and conditions herein set forth, the Company hereby irrevocably grants from the Plan to Employee the right and option, hereinafter called the "Option", to purchase all or any part of an aggregate of the number of shares of common stock, $.01 par value, of the Company (the "Shares") set forth at the end of this Agreement after "Number of Shares:" at the price per Share set forth at the end of this Agreement after "Purchase Price."

     3. Exercise and Vesting of Option. The Option shall be exercisable only to the extent that all, or any part thereof, has vested in the Employee. Except as provided in Paragraph 4 hereof, the Option shall vest on a pro rata basis in installments over a three (3) year period, beginning on the first anniversary of the date hereof and continuing on each anniversary date of this Agreement until the Option is fully vested (hereinafter referred to singularly as a "Vesting Date" and collectively as "Vesting Dates").

     4. Early Exercise of Option. Notwithstanding the provisions of Section 3, Employee may exercise all of the Option, whether or not vested pursuant to
Section 3, at any time following the date hereof. In the event Employee exercises the Option with respect to any portion thereof that has yet to vest in accordance with the provisions of Section 3, Employee shall be required to execute and deliver to the Company a Restricted Stock Purchase Agreement in the form attached hereto as EXHIBIT A.

     5. Termination of Employment. In the event that the Employee ceases to be employed by the Company, for any reason or no reason, with or without cause, prior to any Vesting Date, that part of the Option scheduled to vest on such Vesting Date, and all parts of the Option scheduled to vest in the future, shall not vest and all of Employee's rights to and under such non-vested parts of the Option shall terminate.

     6. Term of Option. To the extent vested, and except as otherwise provided in this Agreement, the Option shall be exercisable for ten (10) years from the date of this Agreement; provided, however, that in the event Employee ceases to be employed by the Company, for any reason or no reason, with or without cause, Employee or his/her legal representative shall have ninety (90) days from the date of such termination of his/her position as an employee to exercise any part of the Option vested pursuant to Section 3 of this Agreement. Upon the expiration of such 90-day period, or, if earlier, upon the expiration date of the Option as set forth above, the Option shall terminate and become null and void.



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     7. Method of Exercising Option. Subject to the terms and conditions of this
Agreement and the Plan, the Option may be exercised by written notice to the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall either: (a) be accompanied by payment of the full purchase price of such Shares, in which event the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received; or (b) fix a date not less than five (5) nor more than ten (10) business days from the date such notice shall be received by the Company for the payment of the full purchase price of such Shares against delivery of a certificate or certificates representing such Shares. Payment of such purchase price shall be made by delivery of a promissory note, the form of which shall be substantially similar to EXHIBIT B attached hereto (the "Note"), in favor of the Company in a principal amount equal to the total purchase price. The Note shall be secured pursuant to the terms of a pledge agreement in substantially the form attached hereto as EXHIBIT C. Any such notice shall be deemed given when received by the Company at its principal place of business. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

     8. Rights of Option Holder. Employee, as holder of the Option, shall not have any of the rights of a shareholder with respect to the Shares covered by the Option except to the extent that one or more certificates for such Shares shall be delivered to him or her upon the due exercise of all or any part of the Option.

     9. Non-Transferability. The Option shall not be transferable otherwise than as stated in the Plan.

     10. Securities Law Matters. Employee acknowledges that the Shares to be received by him or her upon exercise of the Option may have not been registered under the Securities Act of 1933 or the Blue Sky laws of any state (collectively, the "Acts"). If such Shares have not been so registered, Employee acknowledges and understands that the Company is under no obligation to register, under the Acts, the Shares received by him or her or to assist him or her in complying with any exemption from such registration if he or she should at a later date wish to dispose of the Shares. Employee understands that the exercise of the Option and the sale of the common stock issuable upon exercise of such option must be done in compliance with federal and state securities laws.

     11. Incentive Stock Option. The Company intends that the Option shall be an incentive stock option governed by the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The terms of the Plan and the Option shall be interpreted and administered so as to satisfy the requirements of the Code.

     12. Acceleration. The vesting of the Options granted hereunder shall accelerate, if at all, as stated in the Plan.

     13. Employee Representations. Employee hereby represents and warrants that Employee has reviewed with his or her own tax advisors the federal, state, and local tax consequences of the transactions contemplated by this Agreement. Employee is relying solely on such advisors and not on any statements or representation of the Company or any of its agents. Employee understands that he or she will be solely responsible for any tax liability that may result to him or her as a result of the transactions contemplated by this Agreement. The Option, if exercised, will be exercised for investment and not with a view to the sale or distribution of the Shares to be received upon exercise thereof.

     14. Notices. All notices and other communications provided in this Agreement will be in writing and will be deemed to have been duly given when received by the party to whom it is directed at the following addresses:




ACTIVE IQ TECHNOLOGIES, INC.
       CONFIDENTIAL
                                       2


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If to the Company:                              If to Employee:

Active IQ Technologies, Inc.                    D. Bradly Olah
601 Carlson Parkway, Suite 1550                 5950 County Road 101
Minnetonka, MN  55305                           Plymouth, MN  55446
Attn: Chairman

     14. General. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. This Agreement, in its interpretation and effect, shall be governed by the laws of the State of Minnesota applicable to contracts executed and to be performed therein.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

NUMBER OF SHARES:                        EMPLOYEE:
    500,000
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EXERCISE PRICE:                          /s/ D. Bradly Olah
                                         ---------------------------------------
     $4.00                                    (Signature)
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                                         ACTIVE IQ TECHNOLOGIES, INC.


                                         By  /s/ Kenneth W. Brimmer
                                             -----------------------------------
                                         Its  Chairman of the Board







ACTIVE IQ TECHNOLOGIES, INC.
       CONFIDENTIAL
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